EXHIBIT 99.2

VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HOLDING COMPANY II, INC.

OFFER TO EXCHANGE
New 8% Senior Notes due 2018
which have been registered under the Securities Act of 1933, as amended for
All Outstanding 8% Senior Notes due 2018
VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HOLDING COMPANY II, INC.

OFFER TO EXCHANGE
New 7.750% Senior Notes due 2019
which have been registered under the Securities Act of 1933, as amended for
All Outstanding 7.750% Senior Notes due 2019
VANGUARD HEALTH SYSTEMS, INC.

OFFER TO EXCHANGE
New 10.375% Senior Discount Notes due 2016
which have been registered under the Securities Act of 1933, as amended for
All Outstanding 10.375% Senior Discount Notes due 2016

THE EXCHANGE OFFERS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON          , 2011, UNLESS EXTENDED.

     , 2011

To Our Clients:

Enclosed for your consideration are a Prospectus, dated     , 2011 (as the same may be amended or supplemented from time to time, the “Prospectus”), and form of Letter of Transmittal (the “Letter of Transmittal”), relating to the offer (the “Senior Notes Exchange Offer”) by Vanguard Health Holding Company II, LLC (“VHS Holdco II”) and Vanguard Holding Company II, Inc. (the “Senior Notes Co-Issuer” and together with VHS Holdco II, the “Senior Notes Issuers”) to exchange $225,325,000 aggregate principal amount of the Senior Notes Issuers’ 8% Senior Notes due 2018, guaranteed by Vanguard Health Systems, Inc. (“Vanguard” and collectively with the Senior Notes Issuers, the “Issuers”), Vanguard

Health Holding Company I, LLC (“VHS Holdco I”) and certain subsidiaries of VHS Holdco II (collectively, the “8% Senior Notes Guarantors”), that have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (collectively, the “8% Senior Exchange Notes”), for any and all of their outstanding 8% Senior Notes due 2018 that have not been registered under the Securities Act (collectively, the “Outstanding 8% Senior Notes”), guaranteed by the 8% Senior Notes Guarantors, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Outstanding 8% Senior Notes are unconditionally guaranteed (the “Outstanding 8% Senior Notes Guarantees”) by the 8% Senior Notes Guarantors on a senior basis, and the 8% Senior Exchange Notes will be unconditionally guaranteed (the “New 8% Senior Notes Guarantees”) by the 8% Senior Notes Guarantors on a senior basis. Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, the 8% Senior Notes Guarantors offer to issue the New 8% Senior Notes Guarantees with respect to all 8% Senior Exchange Notes issued in the 8% Senior Exchange Offer in exchange for the Outstanding 8% Senior Notes Guarantees of the Outstanding 8% Senior Notes for which such 8% Senior Exchange Notes are issued in the 8% Exchange Offer. The Prospectus and the Letter of Transmittal also relate to the offer (the “7.750% Senior Notes Exchange Offer”) by the Senior Notes Issuers to exchange $350,000,000 aggregate principal amount of the Senior Notes Issuers’ 7.750% Senior Notes due 2019, guaranteed by Vanguard, VHS Holdco I and certain subsidiaries of VHS Holdco II (collectively, the “7.750% Senior Notes Guarantors”), that have been registered under the Securities Act (collectively, the “7.750% Senior Exchange Notes”), for any and all of their outstanding 7.750% Senior Notes due 2019 (collectively, the “Outstanding 7.750% Senior Notes”), guaranteed by the 7.750% Senior Notes Guarantors, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Outstanding 7.750% Senior Notes are unconditionally guaranteed (the “Outstanding 7.750% Senior Notes Guarantees”) by the 7.750% Senior Notes Guarantors on a senior basis, and the 7.750% Senior Exchange Notes will be unconditionally guaranteed (the “New 7.750% Senior Notes Guarantees”) by the 7.750% Senior Notes Guarantors on a senior basis. Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, the 8% Senior Notes Guarantors offer to issue the New 8% Senior Notes Guarantees with respect to all 8% Senior Exchange Notes issued in the 8% Senior Exchange Offer in exchange for the Outstanding 8% Senior Notes Guarantees of the Outstanding 8% Senior Notes for which such 8% Senior Exchange Notes are issued in the 8% Exchange Offer. The Prospectus and the Letter of Transmittal also relate to the offer (the “Senior Discount Notes Exchange Offer” and, collectively with the 8% Senior Notes Exchange Offer and the 7.750% Senior Notes Exchange Offer, the “Exchange Offers”) by Vanguard to exchange $747,219,000 aggregate principal amount at maturity of Vanguard’s 10.375% Senior Discount Notes due 2016, that have been registered under the Securities Act (collectively, the “Senior Discount Exchange Notes” and, collectively with the 7.750% Senior Exchange Notes and the 8% Senior Exchange Notes, the “Exchange Notes”), for any and all of its outstanding 10.375% Senior Discount Notes due 2016 (collectively, the “Outstanding Senior Discount Notes” and, collectively with the Outstanding 8% Senior Notes and the Outstanding 7.750% Senior Notes, the “Outstanding Notes”), in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offers, except that the Exchange Notes are freely transferable by holders thereof (except as provided in the Letter of Transmittal or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act.

Throughout this letter, unless the context otherwise requires, references to the “8% Senior Notes Exchange Offer” include the 8% Senior Notes Guarantors’ offer to exchange the New 8% Senior Notes Guarantees for Outstanding 8% Senior Notes Guarantees, references to the “8% Senior Exchange Notes” include the related New 8% Senior Notes Guarantees, references to the “Outstanding 8% Senior Notes” include the related Outstanding 8% Senior Notes Guarantees, references to the “7.750% Senior Notes Exchange Offer” include the 7.750% Senior Notes Guarantors’ offer to exchange the New 7.750% Senior Notes Guarantees for Outstanding 7.750% Senior Notes Guarantees, references to the “7.750% Senior Exchange Notes” include the related New 7.750% Senior Notes Guarantees and references to the Outstanding 7.750% Senior Notes include the Outstanding 7.750% Senior Notes Guarantees.

The Issuers will accept for exchange any and all Outstanding Notes properly tendered according to the terms of the Prospectus and the Letter of Transmittal. Consummation of the Exchange Offers is subject to certain conditions described in the Prospectus.

The enclosed materials are being forwarded to you as the beneficial owner of Outstanding Notes held by us for your account but not registered in your name. A tender of such Outstanding Notes may only be made by us as the registered holder and pursuant to your instructions. Therefore, the Issuers urge beneficial owners of Outstanding Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such registered holder promptly if such beneficial owners wish to tender their Outstanding Notes in the Exchange Offers.

Accordingly, we request instructions as to whether you wish to tender any or all such Outstanding Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal. We urge you to read carefully the Prospectus and the Letter of Transmittal before instructing us as to whether or not to tender your Outstanding Notes.

Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Outstanding Notes on your behalf in accordance with the provisions of the Exchange Offers. The Exchange Offers will expire at 11:59 P.M., New York City Time, on          , 2011, unless the Exchange Offers are extended by the Issuers. The time the Exchange Offers expire is referred to as the “Expiration Date.” Tenders of Outstanding Notes may be withdrawn at any time prior to the Expiration Date.

IF YOU WISH TO HAVE US TENDER ANY OR ALL OF YOUR OUTSTANDING NOTES, PLEASE SO INSTRUCT US BY COMPLETING, EXECUTING AND RETURNING TO US THE INSTRUCTION FORM CONTAINED IN THIS BOOKLET.

The accompanying Letter of Transmittal is furnished to you for your information only and may not be used by you to tender Outstanding Notes held by us and registered in our name for your account or benefit.

If we do not receive written instructions in accordance with the procedures presented in the Prospectus and the Letter of Transmittal, we will not tender any of the Outstanding Notes on your account.

Please carefully review the enclosed material as you consider the Exchange Offers.

INSTRUCTIONS TO REGISTERED HOLDER
FROM BENEFICIAL OWNER
OF
8% SENIOR NOTES DUE 2018

The undersigned hereby acknowledges receipt of the Prospectus dated          , 2011 (as the same may be amended or supplemented from time to time, the “Prospectus”), and a Letter of Transmittal (the “Letter of Transmittal”), relating to the offer (the “8% Senior Notes Exchange Offer”) by Vanguard Health Holding Company II, LLC (“VHS Holdco II”) and Vanguard Holding Company II, Inc. (the “Senior Notes Co-Issuer” and with VHS Holdco II, the “Senior Notes Issuers”) to exchange denominations of $2,000 and integral multiples of $1,000 in excess thereof of the Senior Note Issuers’ new 8% Senior Notes due 2018 (the “8% Senior Exchange Notes”), guaranteed by Vanguard Health Systems, Inc., Vanguard Health Holding Company I, LLC and certain subsidiaries of VHS Holdco II (collectively, the “8% Senior Notes Guarantors”), for denominations of $2,000 and integral multiples of $1,000 in excess thereof of outstanding 8% Senior Notes due 2018 that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “Outstanding 8% Senior Notes”), guaranteed by the 8% Senior Notes Guarantors, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This will instruct you, the registered holder, as to the action to be taken by you relating to the 8% Senior Notes Exchange Offer with respect to the Outstanding 8% Senior Notes held by you for the account of the undersigned.

The aggregate face amount of the Outstanding 8% Senior Notes held by you for the account of the undersigned is (fill in amount):$

$                     of the Outstanding 8% Senior Notes.

With respect to the 8% Senior Notes Exchange Offer, the undersigned hereby instructs you (check appropriate box):

☐	To TENDER the following Outstanding 8% Senior Notes held by you for the account of the undersigned (insert principal amount of Outstanding Notes to be tendered, if any):

$                     of the Outstanding 8% Senior Notes.

☐	NOT to TENDER any Outstanding 8% Senior Notes held by you for the account of the undersigned.

If the undersigned instructs you to tender the Outstanding 8% Senior Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Outstanding 8% Senior Notes, including but not limited to the representations that (i) the undersigned is acquiring the 8% Senior Exchange Notes in the ordinary course of business of the undersigned, (ii) the undersigned is not engaging in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of such 8% Senior Exchange Notes, (iii) the undersigned acknowledges that any person participating in the 8% Senior Notes Exchange Offer for the purpose of distributing the 8% Senior Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act, in connection with any resale transaction of the 8% Senior Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (see the section of the Prospectus entitled “The Exchange Offers — The 8% Senior Notes Exchange Offer — Resale of 8% Senior Exchange Notes”), (iv) the undersigned understands that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Commission, (v) the undersigned is not an “affiliate,” as defined in Rule 405 under the Securities Act, of the Senior Notes Issuers or the 8% Senior Notes Guarantors and (vi) if the undersigned or the person receiving such 8% Senior Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive 8% Senior Exchange Notes for its own account in exchange for Outstanding 8% Senior Notes that were acquired for its own account as a result of market-making activities or other trading activities (other than Outstanding 8% Senior Notes acquired directly from the Senior Notes Issuers), it acknowledges that such broker-dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the 8% Senior Exchange Notes received by such broker-dealer in the 8% Senior Notes Exchange Offer, which prospectus delivery requirements may be satisfied by the delivery by such broker-dealer of a copy of the Prospectus; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Outstanding 8% Senior Notes.

SIGN HERE

Dated

Signature(s)

Print Name(s)

Address:

(Please include Zip Code)

Telephone Number
(Please include Area Code)

Tax Identification Number
(Social Security Number or Employer Identification Number)

My Account Number With You

None of the Outstanding 8% Senior Notes held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all Outstanding 8% Senior Notes held by us for your account.

INSTRUCTIONS TO REGISTERED HOLDER
FROM BENEFICIAL OWNER
OF
7.750% SENIOR NOTES DUE 2019

The undersigned hereby acknowledges receipt of the Prospectus dated          , 2011 (as the same may be amended or supplemented from time to time, the “Prospectus”), and a Letter of Transmittal (the “Letter of Transmittal”), relating to the offer (the “7.750% Senior Notes Exchange Offer”) by Vanguard Health Holding Company II, LLC (“VHS Holdco II”) and Vanguard Holding Company II, Inc. (the “Senior Notes Co-Issuer” and with VHS Holdco II, the “Senior Notes Issuers”) to exchange denominations of $2,000 and integral multiples of $1,000 in excess thereof of the Senior Notes Issuers’ new 7.750% Senior Notes due 2019 (the “7.750% Senior Exchange Notes”), guaranteed by Vanguard Health Systems, Inc., Vanguard Health Holding Company I, LLC and certain subsidiaries of VHS Holdco II (collectively, the “7.750% Senior Notes Guarantors”), for denominations of $2,000 and integral multiples of $1,000 in excess thereof of outstanding 7.750% Senior Notes due 2019 (the “Outstanding 7.750% Senior Notes”), guaranteed by the 7.750% Senior Notes Guarantors, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This will instruct you, the registered holder, as to the action to be taken by you relating to the 7.750% Senior Notes Exchange Offer with respect to the Outstanding 7.750% Senior Notes held by you for the account of the undersigned.

The aggregate face amount of the Outstanding 7.750% Senior Notes held by you for the account of the undersigned is (fill in amount):$

$                     of the Outstanding 7.750% Senior Notes.

With respect to the 7.750% Senior Notes Exchange Offer, the undersigned hereby instructs you (check appropriate box):

☐	To TENDER the following Outstanding 7.750% Senior Notes held by you for the account of the undersigned (insert principal amount of Outstanding Notes to be tendered, if any):

$                     of the Outstanding 7.750% Senior Notes.

☐	NOT to TENDER any Outstanding 7.750% Senior Notes held by you for the account of the undersigned.

If the undersigned instructs you to tender the Outstanding 7.750% Senior Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Outstanding 7.750% Senior Notes, including but not limited to the representations that (i) the undersigned is acquiring the 7.750% Senior Exchange Notes in the ordinary course of business of the undersigned, (ii) the undersigned is not engaging in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of such 7.750% Senior Exchange Notes, (iii) the undersigned acknowledges that any person participating in the 7.750% Senior Notes Exchange Offer for the purpose of distributing the 7.750% Senior Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), in connection with any resale transaction of the 7.750% Senior Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (see the section of the Prospectus entitled “The Exchange Offers — The 7.750% Senior Notes Exchange Offer — Resale of 8% Senior Exchange Notes”), (iv) the undersigned understands that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Commission, (v) the undersigned is not an “affiliate,” as defined in Rule 405 under the Securities Act, of the Senior Notes Issuers or the 7.750% Senior Notes Guarantors and (vi) if the undersigned or the person receiving such 7.750% Senior Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive 7.750% Senior Exchange Notes for its own account in exchange for Outstanding 7.750% Senior Notes that were acquired for its own account as a result of market-making activities or other trading activities (other than

Outstanding 7.750% Senior Notes acquired directly from the Senior Notes Issuers), it acknowledges that such broker-dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the 7.750% Senior Exchange Notes received by such broker-dealer in the 7.750% Senior Notes Exchange Offer, which prospectus delivery requirements may be satisfied by the delivery by such broker-dealer of a copy of the Prospectus; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Outstanding 7.750% Senior Notes.

SIGN HERE

Dated

Signature(s)

Print Name(s)

Address:

(Please include Zip Code)

Telephone Number
(Please include Area Code)

Tax Identification Number
(Social Security Number or Employer Identification Number)

My Account Number With You

None of the Outstanding 7.750% Senior Notes held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all Outstanding 7.750% Senior Notes held by us for your account.

INSTRUCTIONS TO REGISTERED HOLDER
FROM BENEFICIAL OWNER
OF
10.375% SENIOR DISCOUNT NOTES DUE 2016

The undersigned hereby acknowledges receipt of the Prospectus dated          , 2011 (as the same may be amended or supplemented from time to time, the “Prospectus”), and a Letter of Transmittal (the “Letter of Transmittal”), relating to the offer (the “Senior Discount Notes Exchange Offer”) by Vanguard Health Systems, Inc. (the “Issuer”) to exchange denominations of $2,000 and integral multiples of $1,000 in excess thereof of the Issuer’s new 10.375% Senior Discount Notes due 2016 (the “Senior Discount Exchange Notes”), for denominations of $2,000 and integral multiples of $1,000 in excess thereof of outstanding 10.375% Senior Discount Notes due 2016 (the “Outstanding Senior Discount Notes”), upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This will instruct you, the registered holder, as to the action to be taken by you relating to the Senior Discount Notes Exchange Offer with respect to the Outstanding Senior Discount Notes held by you for the account of the undersigned.

The aggregate face amount of the Outstanding Senior Discount Notes held by you for the account of the undersigned is (fill in amount):$

$                     of the Outstanding Senior Discount Notes.

With respect to the Senior Discount Notes Exchange Offer, the undersigned hereby instructs you (check appropriate box):

☐	To TENDER the following Outstanding Senior Discount Notes held by you for the account of the undersigned (insert principal amount of Outstanding Senior Discount Notes to be tendered, if any):

$                     of the Outstanding Senior Discount Notes.

☐	NOT to TENDER any Outstanding Senior Discount Notes held by you for the account of the undersigned.

If the undersigned instructs you to tender the Outstanding Senior Discount Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Outstanding Senior Discount Notes, including but not limited to the representations that (i) the undersigned is acquiring the Senior Discount Exchange Notes in the ordinary course of business of the undersigned, (ii) the undersigned is not engaging in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of such Senior Discount Exchange Notes, (iii) the undersigned acknowledges that any person participating in the Senior Discount Notes Exchange Offer for the purpose of distributing the Senior Discount Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), in connection with any resale transaction of the Senior Discount Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (see the section of the Prospectus entitled “The Exchange Offers — The Senior Discount Notes Exchange Offer — Resale of Senior Discount Exchange Notes”), (iv) the undersigned understands that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Commission, (v) the undersigned is not an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuer and (vi) if the undersigned or the person receiving such Senior Discount Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Senior Discount Exchange Notes for its own account in exchange for Outstanding Senior Discount Notes that were acquired for its own account as a result of market-making activities or other trading activities (other than Outstanding Senior Discount Notes acquired directly from the Issuer), it acknowledges that such broker-dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Senior Discount Exchange Notes received by such broker-dealer in the Senior Discount Notes Exchange Offer, which prospectus delivery requirements may be satisfied by the delivery by such broker-dealer of a copy of the Prospectus; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Outstanding Senior Discount Notes.

SIGN HERE

Dated

Signature(s)

Print Name(s)

Address:

(Please include Zip Code)

Telephone Number
(Please include Area Code)

Tax Identification Number
(Social Security Number or Employer Identification Number)

My Account Number With You

None of the Outstanding Senior Discount Notes held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all Outstanding Senior Discount Notes held by us for your account.